UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2023

ONEMEDNET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40386	86-2076743
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6385 Old Shady Oak Road, Suite 250
Eden Prairie, MN 55344
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 800-918-7189

Data Knights Acquisition Corp.

Unit G6, Frome Business Park, Manor Road

Frome, United Kingdom, BA11 4FN

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	ONMD	The Nasdaq Stock Market LLC
Redeemable Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	ONMDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On November 7, 2023, following the approval at the special meeting of the shareholders of Data Knights Acquisition Corp., a Delaware corporation held on October 17, 2023 (the “Special Meeting”), Data Knights Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and a wholly-owned subsidiary of Data Knights Acquisition Corp., a Delaware corporation (“Data Knights”), consummated a merger (the “Merger”) with and into OneMedNet Solutions Corporation (formerly named OneMedNet Corporation), a Delaware corporation (“OneMedNet”) pursuant to an agreement and plan of merger, dated as of April 25, 2022 (the “Merger Agreement”), by and among Data Knights, Merger Sub, OneMedNet, Data Knights, LLC, a Delaware limited liability company (“Sponsor” or “Purchaser Representative”) in its capacity as the representative of the stockholders of Data Knights, and Paul Casey in his capacity as the representative of the stockholders of OneMedNet (“Seller Representative”). Accordingly, the Merger Agreement was adopted, and the Merger and other transactions contemplated thereby (collectively, the “Business Combination”) were approved and completed.

At the closing, on November 7, 2023, of the Business Combination pursuant to the Merger Agreement, Merger Sub merged with and into OneMedNet with OneMedNet surviving the Merger, as a wholly-owned subsidiary of Data Knights, and Data Knights changed its name to “OneMedNet Corporation.”

Item 1.01.	Entry into Material Definitive Agreement.

Merger Agreement

As disclosed under the section titled “The Merger” of the Current Report on Form 8-K filed by Data Knights on April 25, 2022, the parties entered into the Merger Agreement, as of April 25, 2022, by and among OneMedNet, Data Knights, Merger Sub, Sponsor in its capacity as the representative of Data Knights’s stockholders, and Paul Casey in his capacity as the representative of OneMedNet stockholders.

In accordance with the Merger Agreement, on November 7, 2023 (a) Merger Sub merged with and into OneMedNet, with OneMedNet surviving the Merger, as a wholly-owned subsidiary of Data Knights, and (b) Data Knights, which had been formed as a Delaware corporation solely for the purpose of facilitating the Business Combination, changed its name to OneMedNet Corporation. Except where context provides otherwise, the term “OneMedNet Corporation” refers to OneMedNet Corporation, formerly Data Knights, and its consolidated subsidiaries, including OneMedNet Solutions Corporation and after giving effect to the Business Combination and referred to herein as the “Company.”

Item 2.01 of this Current Report discusses the consummation of the Business Combination and events contemplated by the Merger Agreement which took place on November 7, 2023 (the “Closing”), and is incorporated herein by reference.

The foregoing description of the Merger Agreement is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, copies of which is included as Exhibits 2.1 and 2.2 hereto, and the terms of which are incorporated by reference.

Lock-up Agreements

Effective April 25, 2022, in connection with the execution of the Merger Agreement, certain stockholders of OneMedNet and certain of OneMedNet’s officers and directors (such stockholders, the “Company Holders”) entered into a lock-up agreement (the “Lock-up Agreement”) pursuant to which the Company Holders will be contractually restricted, during the Lock-up Period (as defined below), from selling or transferring any of (i) their shares of OneMedNet common stock held immediately following the Closing and (ii) any of their shares of OneMedNet common stock that result from converting securities held immediately following the Closing (the “Lock-up Shares”). Effective November 7, 2023, the newly appointed officers and directors of OneMedNet Corporation have entered into a Lock-Up Agreement.

The “Lock-up Period” means the period commencing at Closing and end the earliest of: (a) six months from the Closing, and (b) the date after the Closing on which the Purchaser consummates a liquidation, merger, capital stock exchange, reorganization, or other similar transaction with an unaffiliated third party that results in all of the Purchaser’s stockholders having the right to exchange their shares of the Purchaser Common Stock for cash, securities, or other property: (i) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Restricted Securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Restricted Securities, or (iii) publicly disclose the intention to do any of the foregoing, whether any such transaction described in clauses (i), (ii), or (iii) above is to be settled by delivery of Restricted Securities or other securities, in cash or otherwise (any of the foregoing described in clauses (i), (ii), or (iii), a “Prohibited Transfer”).

In addition, the Sponsor is subject to a lock-up pursuant to a letter agreement (the “Sponsor Lock-up Agreement”), entered into on May 6, 2021, at the time of the IPO (as defined below), among Data Knights, the Sponsor and each of the individuals who were a member of Data Knights’ board of directors and/or management team (each, an “Insider” and collectively, the “Insiders”), who agreed that it, he or she shall not transfer any founder shares which means the 2,875,000 shares of Data Knights Class B common stock, par value $0.0001 per share, initially held by the Sponsor, or shares of OneMedNet’s Common Stock issuable upon conversion thereof) until the earlier of (A) six months after the date of Data Knights’ initial Business Combination or (B) subsequent to the initial Business Combination, (x) if the reported last sale price of the Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, right issuances, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Company’s initial Business Combination, or (y) the date on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property. Further, the Sponsor and each of the Insiders agreed further in the Sponsor Lock-Up Agreement that he, she or it shall not transfer any private placement units, the private placement shares, the private placement warrants or shares of Common Stock issued or issuable upon the exercise of the private placement warrants, until 30 days after the completion of the initial Business Combination.

The foregoing description of the Lock-up Agreement and Sponsor Lock-up Agreement is subject to and qualified in its entirety by reference to the full text of the Lock-up Agreement and Sponsor Lock-up Agreement, copies of which is included as Exhibits 10.4 and 10.5 respectively, hereto, and the terms of which are incorporated by reference.

Registration Rights Agreements

At the Closing of the Business Combination, OneMedNet, Data Knights and the Sponsor will enter into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will be obligated to file a registration statement to register the resale of certain securities of the Company held by the holders, as defined in the Registration Rights Agreement and the Sponsor. The Registration Rights Agreement also provides the holders and the Sponsor with “piggy-back” registration rights, subject to certain requirements and customary conditions.

The foregoing description of the Registration Rights Agreement is subject to and qualified in its entirety by reference to the full text of the form of the Registration Rights Agreement, a copy of which is included as Exhibit 10.2 hereto, and the terms of which are incorporated by reference.

Voting Agreement and Sponsor Support Agreement

In connection with entry into the Merger Agreement, the Company entered into voting agreements (the “Voting Agreements”) with certain stockholders of OneMedNet representing approximately 55% of the outstanding voting power of OneMedNet’s equity securities (the “OneMedNet Stockholders”) pursuant to which OneMedNet Stockholders agreed to vote their securities in favor of the approval of the Merger Agreement and the Business Combination, be bound by certain covenants and agreements related to the Business Combination and to take other customary actions to cause the Business Combination to occur.

In connection with entry into the Merger Agreement, the Company, the Sponsor and OneMedNet entered into a sponsor support agreement (the “Sponsor Support Agreement”) pursuant to which the Sponsor agreed to vote its Data Knights securities in favor of the approval of the Merger Agreement and the Business Combination and to take other customary actions to cause the Business Combination to occur.

The foregoing description of the Voting Agreements and the Sponsor Support Agreement is subject to and qualified in its entirety by reference to the full text of a Voting Agreement and the Sponsor Support Agreement, a copy of which is included as Exhibit 10.6 and Exhibit 10.7 respectively and the terms of which are incorporated by reference.

Executive Employment Agreements

In connection with the Closing of the Business Combination, the Company has entered into employment agreements (the “Employment Agreements”) with executive officers: Aaron Green (President), Lisa Embree (Chief Financial Officer), and Paul Casey (Chief Executive Officer). The Employment Agreements provide for at-will employment that may be terminated by the Company with or without cause, by the executive with or without good reason, or mutually terminated by the parties.

The Employment Agreement for Mr. Green provides for $350,000 annual salary, eligibility to receive an annual cash performance bonus of $175,000 upon his achievement of the performance goals set by the Company’s CEO and Board of Directors, and eligibility to receive 600,000 of the Company’s outstanding shares at closing, as part of the Company’s Restricted Stock Unit Plan, subject to the approval of the Company’s Board of Directors. In the event that his employment is terminated by the Company without Cause (as defined in the Employment Agreement), or is terminated by Mr. Green for Good Reason (as defined in the Employment Agreement), after six months of employment, and he signs and does not revoke a standard release of claims with the Company in a form reasonably satisfactory to the Company’s Board of Directors (a “Release”), which Release becomes irrevocable no later than sixty (60) days (the “Release Deadline”), after the date of his termination of employment (the “Termination Date”) he will be entitled to the following severance payment, as follows: (a) if the Termination Date is after six (6) months’ of employment, but before he has completed 12 months’ of employment, he will receive three (3) months’ salary; and (b) if the Termination Date is after 12 months’ employment he will receive six (6) months’ salary. If the Release does not become effective and irrevocable by the Release Deadline, he will forfeit any right to severance.

The Employment Agreement for Ms. Embree provides for $225,000 annual salary, eligibility to receive an annual cash performance bonus of twenty-five percent (25%) of her annual salary upon her achievement of the performance goals set by the Company’s CEO and Board of Directors, and eligibility to receive 260,000 of the Company’s outstanding shares, as part of the Company’s Restricted Stock Unit Plan, subject to the approval of the Company’s Board of Directors. In the event that her employment with the Company is terminated by the Company without Cause (as defined in the Employment Agreement) or is terminated by Ms. Embree for Good Reason (as defined in the Employment Agreement) she will receive six (6) months’ salary as a Severance Payment.

The Employment Agreement for Mr. Casey provides for $144,000 annual salary, eligible to receive 147,000 shares of stock upon the successful fundraising of an amount equal to or greater than $5,000,000 and, as part of the Company’s Restricted Stock Unit Plan, further equity will be rewarded to Mr. Casey subject to the approval of the Company’s Board of Directors. In the event that his employment with the Company is terminated by the Company without Cause (as defined in the Employment Agreement) or is terminated by Mr. Casey for Good Reason (as defined in the Employment Agreement) he will receive six (6) months’ salary as a Severance Payment.

This summary is qualified in its entirety by reference to the text of the employment agreements, which are included as Exhibits 10.8, 10.9 and 10.10 to this Current Report on Form 8-K and is incorporated herein by reference.

Stock Purchase Agreement

On June 28, 2023, the Company and Data Knights entered into a Securities Purchase Agreement (the “SPA”) with certain investors (collectively referred to herein as the “Purchasers”) for PIPE financing in the aggregate original principal amount of $1,595,744.70 and the purchase price of $1.5 million. Pursuant to the Securities Purchase Agreement, Data Knights will issue and sell to each of the Purchasers, a new series of senior secured convertible notes (the “PIPE Notes”), which are convertible into shares of Common Stock at the Purchasers election at a conversion price equal to the lower of (i) $10.00 per share, and (ii) 92.5% of the lowest volume weighted average trading price for the ten (10) Trading Days immediately preceding the Conversion Date. The Purchasers’ $1.5 million investment in the PIPE Notes closed and funded contemporaneous to the Closing of the Business Combination.

Effective immediately prior to the Closing, Data Knights issued the PIPE Notes to the Purchasers pursuant to the private offering rules under the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing is a summary description of certain terms of the Securities Purchase Agreement. For a full description of all terms, please refer to the copy of the Securities Purchase Agreement that is filed herewith as Exhibit 10.11 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” and “Merger Agreement” above is incorporated into this Item 2.01 by reference.

Pursuant to the terms of the Merger Agreement, the total consideration for the Business Combination and related transactions (the “Merger Consideration”) was approximately $200 million. In connection with the Special Meeting, the remaining public holders of 1,712,698 shares of Data Knights Class A Common Stock sold in its initial public offering were eligible to vote on the Business Combination. In connection with the Special Meeting, certain public holders (the “Redeeming Stockholders”) holding 1,600,741 shares of Class A Common Stock exercised their right to redeem such shares for a pro rata portion of the funds held by Continental Stock Transfer & Trust Company, as trustee (“Continental”) in the trust account established in connection with Data Knights’ initial public offering (the “Trust Account”).

Effective November 7, 2023, Data Knights’ units ceased trading, and effective November 8, 2023, OneMedNet’s common stock began trading on the Nasdaq Capital Market under the symbol “ONMD” and the warrants began trading on the Nasdaq Capital Market under the symbol “ONMDW.”

As a result of the Merger and the Business Combination, holders of Data Knights common stock automatically received common stock of OneMedNet, and holders of Data Knights warrants automatically received warrants of OneMedNet with substantively identical terms. At the Closing of the Business Combination, all shares of Data Knights owned by the Sponsor (consisting of shares of Class A common stock and shares of Class B common stock), which we refer to as the founder shares, automatically converted into an equal number of shares of OneMedNet’s common stock, and Private Placement Warrants held by the Sponsor, automatically converted into warrants to purchase one share of OneMedNet common stock with substantively identical terms.

As of the Closing, among other holders, public stockholders own 98,178 shares of OneMedNet common stock approximately representing 0.35% of the outstanding shares of OneMedNet common stock; the Sponsor and its affiliates own approximately 15.1% of the outstanding shares of OneMedNet common stock (inclusive of shares received upon conversion of the Sponsor’s loan); OneMedNet’s former security holders own approximately 61.992% of the outstanding shares of OneMedNet common stock from the conversion of their shares; PIPE investors own 0.46% of the outstanding shares of OneMedNet common stock and former convertible note holders own approximately 16.24% of the outstanding shares of OneMedNet common stock resulting from the issuance of 5,238,800 shares of Common Stock upon conversion of their notes.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as Data Knights was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, OneMedNet is providing the information below that would be included in a Form 10 if OneMedNet were to file a Form 10. Please note that the information provided below relates to OneMedNet as the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding OneMedNet’s industry and market sizes, future opportunities for OneMedNet and OneMedNet’s estimated future results. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in prior reports filed with the SEC, including the Proxy Statement/Prospectus initially filed with the SEC on July 22, 2022 and declared effective on September 22, 2023, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: a delay or failure to realize the expected benefits from the Business Combination; risks relating to the uncertainty of the projected financial information with respect to OneMedNet; risks related to OneMedNet’s limited operating history, the roll-out of OneMedNet’s business and growth plans and the timing of expected business milestones; client demand for OneMedNet’s solutions and applications; the ability expand services to existing customers and to engage new customers; the timing of client orders and receipt of revenues, regulatory changes, successful management and retention of key personnel; degree of unexpected expenses; general economic conditions; OneMedNet’s ability to formulate, implement and modify as necessary effective sales, marketing, and strategic initiatives to drive revenue growth; OneMedNet’s ability to expand internationally; the viability of OneMedNet’s intellectual property and intellectual property created in the future; acceptance by the marketplace of the products that OneMedNet markets; and the risk that OneMedNet may not be able to develop and maintain effective internal controls.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about OneMedNet or the date of such information in the case of information from persons other than OneMedNet, and OneMedNet disclaims any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this Current Report on Form 8-K. Forecasts and estimates regarding OneMedNet’s industry and end markets are based on sources OneMedNet believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Business

The business of OneMedNet is described in the Proxy Statement/Prospectus declared effective by the SEC on September 22, 2023 in the section titled “Information About OneMedNet” and that information is incorporated herein by reference.

Risk Factors

The risks associated with OneMedNet are described in the Proxy Statement/Prospectus declared effective by the SEC on September 22, 2023 in the section titled “Risk Factors,” which is incorporated herein by reference.

Financial Information

The disclosure contained in the Proxy Statement/Prospectus declared effective by the SEC on September 22, 2023in the sections titled “Selected Financial and Other Data of OneMedNet” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of OneMedNet, commencing on page 196 of the Proxy Statement/Prospectus declared effective by the SEC on September 22, 2023, are incorporated by reference herein.

The audited financial statements of OneMedNet for the years ended December 31, 2022 and 2021, together with the notes thereto, are included in the Proxy Statement/Prospectus filed with the Proxy Statement/Prospectus declared effective by the SEC on September 22, 2023 beginning on page F-48, and are incorporated herein by reference. The unaudited financial statements of OneMedNet for the six months ended June 30, 2023 under the heading “Selected Financial and Other Data of OneMedNet” on page 47 in the Proxy Statement/Prospectus declared effective by the SEC on September 22, 2023, are incorporated herein by reference. In addition, the Unaudited Pro Forma Condensed Combined Financial Statements are included as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Properties

The facilities of OneMedNet are described in the Proxy Statement/Prospectus declared effective by the SEC on September 22, 2023 in the section titled “Information About OneMedNet Corporation - Facilities,” which is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The disclosure contained under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of OneMedNet, commencing on page 196 of the Proxy Statement/Prospectus declared effective by the SEC on September 22, 2023 is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of OneMedNet’s common stock upon the completion of the Business Combination by:

●	each person known by OneMedNet to be the beneficial owner of more than 5% of any class of OneMedNet’s common stock;

●	each of OneMedNet’s officers and directors; and

●	all executive officers and directors of OneMedNet.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

In the table below, percentage ownership is based on 32,263,342 shares of common stock outstanding as of November 8, 2023, including 20,000,000 shares issued as Merger Consideration, and reflects the valid redemption of 1,600,741 shares of Class A common stock by public stockholders of Data Knights. The table below includes the common stock underlying the 585,275 Private Placement Warrants held or to be held by Sponsor because these securities are exercisable commencing 30 days after the Closing of the Business Combination. This table assumes that there are no other issuances of equity securities in connection with the Closing, including equity awards that may be issued under the 2022 Equity Incentive Plan following the Business Combination.

Unless otherwise indicated, OneMedNet believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. Unless otherwise noted, the business address of each of the following entities or individuals is c/o of the Company at 385 Old Shady Oak Road, Suite #250, Eden Prairie, MN 55344.

Name and Address of Beneficial Owners†	Number of Shares Beneficially Owned	% of Class(1)
Directors and Executive Officers
Dr. Julianne Huh(4)	45,000	*
Paul Casey	599,172	1.86%
Dr. Jeffrey Hu	3,713,753	11.51%
Lisa Embree(4)	45,000	*
Erkan Akyuz(4)	45,000	*
Eric Casaburi(4)	45,000	*
Robert Golden(4)	45,000	*
Dr. Thomas Kosasa	4,952,409	15.35%
R. Scott Holbrook(4)	45,000	*
All named executive officers and directors as a group 9 persons	9,535,334	29.55%
Greater than 5% Holders:
Data Knights, LLC(2)	2,875,000	8.91%
Arc Group Limited	1,613,175	5.0%

*	Less than 1.0%

(1)	Percentages are based on 32,263,342 shares of OneMedNet’s common stock outstanding following the consummation of the Business Combination.
(2)	Data Knights, LLC, the Sponsor, is the record holder of the securities reported herein. Barry Anderson, our Chairman and Chief Executive Officer, is a manager of our sponsor. Firdauz Edmin Bin Mokhtar, our Chief Financial Officer, is a manager and equity holder of our sponsor. By virtue of this relationship, Mr. Anderson and Mr. Mokhtar may be deemed to share beneficial ownership of the securities held of record by our sponsor. Mr. Anderson and Mr. Mokhtar each disclaims any such beneficial ownership except to the extent of his respective pecuniary interest. The business address of each of these entities and individuals is Unit G6, Frome Business Park, Manor Road, Frome, United Kingdom, BA11 4FN. These shares include (i) 211,349 shares of common stock issuable upon exercise of the Private Placement Warrants held by Data Knights, LLC (ii) 585,275 shares of common stock pursuant to the Private Placement Shares as part of the Private Placement Units purchased by Data Knights, LLC, and (iii) 2,875,0000 shares of Class B Common Stock (the founder shares) acquired by Data Knights, LLC.
(3)	Includes shares of Class B Common Stock convertible into shares of Class A Common Stock on a one-for-one basis, subject to adjustment.
(4)	Shares to be issued as part of 2024 director compensation.

Directors and Executive Officers

OneMedNet’s directors and executive officers after the Closing are described in Proxy Statement/Prospectus declared effective by the SEC on September 22, 2023 in the section titled “Management of the Company Following the Business Combination,” which is incorporated herein by reference.

Executive Compensation

The compensation of the named executive officers of Data Knights before the Business Combination is set forth in Proxy Statement/Prospectus declared effective by the SEC on September 22, 2023 in the section titled “Data Knights’ Management,” which is incorporated herein by reference. The compensation of the named executive officers of OneMedNet before the Business Combination is set forth in the Proxy Statement/Prospectus declared effective by the SEC on September 22, 2023 in the section titled “Executive Compensation of OneMedNet,” which is incorporated herein by reference.

The information set forth in this Current Report on Form 8-K under Item 5.02 is incorporated in this Item 2.01 by reference.

At the Special Meeting, Data Knights’ shareholders approved the 2022 Equity Incentive Plan (the “Plan”). A description of the material terms of the Plan is set forth in the section of the Proxy Statement/Prospectus declared effective by the SEC on September 22, 2023 titled “The Incentive Plan Proposal (Proposal 6),” which is incorporated herein by reference. This summary is qualified in its entirety by reference to the complete text of the Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Certain Relationships and Related Transactions, and Director Independence

The certain relationships and related party transactions of Data Knights and OneMedNet are described in the Proxy Statement/Prospectus declared effective by the SEC on September 22, 2023 in Note 5 titled “Related Party Transactions” commencing on page F-15 through F-17 and commencing on page F-38 through F-40, and are incorporated herein by reference.

Reference is made to the disclosure regarding director independence in the section of the Proxy Statement/Prospectus declared effective by the SEC on September 22, 2023 titled “Management of the Company Following the Business Combination - Director Independence,” which is incorporated herein by reference.

The information set forth under Item 5.02 “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

The information set forth in the section titled “Registration Rights Agreements” in Item 1.01 of this Current Report on Form 8-K are incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the sections of the Proxy Statement/Prospectus declared effective by the SEC on September 22, 2023 titled “Information About Data Knights - Legal Proceedings,” and “Information about OneMedNet Corporation - Legal Proceedings” which are incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

OneMedNet’s common stock began trading on the Nasdaq Capital Market under the symbol “ONMD” and its warrants began trading on the Nasdaq Capital Market under the symbol “ONMDW” on November 8, 2023. Data Knights has not paid any cash dividends on its common stock to date. The payment of cash dividends by OneMedNet in the future will be dependent upon OneMedNet’s revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of the Business Combination. The payment of any dividends subsequent to the Business Combination will be within the discretion of the board of directors of OneMedNet.

Information regarding Data Knights’ common stock, rights and units and related stockholder matters are described in the Proxy Statement/Prospectus declared effective by the SEC on September 22, 2023 in the section titled “Description of Securities of Data Knights” and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Current Report on Form 8-K concerning the issuance of OneMedNet’s common stock in connection with the Business Combination, which is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

The description of OneMedNet’s securities is contained in the Proxy Statement/Prospectus declared effective by the SEC on September 22, 2023 in the sections titled “Description of Securities of Data Knights.”

Indemnification of Directors and Officers

The description of the indemnification arrangements with OneMedNet’s directors and officers is contained in the Proxy Statement/Prospectus declared effective by the SEC on September 22, 2023 in the section titled “Management of the Company Following the Business Combination - Limitation on Liability and Indemnification of Officers and Directors” and “Management of the Company Following the Business Combination - Limitation on Liability and Indemnification Matters” and the disclosure under Item 1.01 “Entry into Material Definitive Agreement - Indemnification Agreements” of this Current Report on Form 8-K, which is incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. In the Securities Purchase Agreement, the Purchasers represented that, among other things, each is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act. The securities referred to in this Current Report on Form 8-K are being issued and sold by the Company to the Purchasers in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act.

At the closing of the Business Combination, the Company issued the PIPE Notes to the Purchasers pursuant to the private offering rules under the Securities Act. The securities referred to in this Current Report on Form 8-K are being issued and sold by the Company to the Purchasers in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The shareholders of Data Knights approved the Third Amended and Restated Certificate of Incorporation at the Special Meeting. In connection with the Closing, OneMedNet adopted the Third Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws effective as of the Closing Date. Reference is made to the disclosure described in Proxy Statement/Prospectus declared effective by the SEC on September 22, 2023 in the sections titled “The Charter Amendment Proposal,” “Bylaw Amendment Requirement” and “Article Amendment Requirement” (Proposals 4, 4A and 4B respectively),” which is incorporated herein by reference. Additionally, the disclosure described in the Proxy Statement/Prospectus declared effective by the SEC on September 22, 2023 in the section titled “Charter Amendment Proposal – Overview,” which provides a summary of the principal changes proposed to be made between the Data Knights charter and the Third Amended and Restated Certificate of Incorporation is incorporated by reference herein.

The full text of the Third Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are included as Exhibits 3.1 and 3.2 hereto, respectively, to this Current Report on Form 8-K, are incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement/Prospectus declared effective by the SEC on September 22, 2023 in the section titled “The Business Combination Proposal (Proposal 1)”, which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

As of the Closing, among other holders, public stockholders own 98,178 shares of OneMedNet common stock approximately representing 0.35% of the outstanding shares of OneMedNet common stock; the Sponsor and its affiliates own approximately 15.1% of the outstanding shares of OneMedNet common stock (inclusive of shares received upon conversion of the Sponsor’s loan); OneMedNet’s former security holders own approximately 61.992% of the outstanding shares of OneMedNet common stock from the conversion of their shares; PIPE investors own 0.46% of the outstanding shares of OneMedNet common stock and former convertible note holders own approximately 16.24% of the outstanding shares of OneMedNet common stock resulting from the issuance of 5,238,800 shares of Common Stock upon conversion of their notes, in each case assuming no Private Placement Warrants or Public Warrants are exercised.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors and Appointment of Officers

The following persons are serving as executive officers and directors following the Closing. For information concerning the executive officers and directors, see the disclosure in the Proxy Statement/Prospectus declared effective by the SEC on September 22, 2023 in the sections titled “Data Knights’ Management,” and “Management After the Business Combination,” and “Executive and Director Compensation of OneMedNet,” which are incorporated herein by reference.

Name	Age	Position(s)
Paul Casey	77	Chief Executive Officer, Director
Dr. Jeffrey Yu	55	Chairman of the Board of Directors, Founder, Chief Medical Officer, Vice President
Aaron Green	50	President
Lisa Embree	52	Chief Financial Officer, Vice President — Finance
Erkan Akyuz	54	Director
Eric Casaburi	49	Director
Robert Golden	61	Director
Dr. Julianne Huh	54	Director
Dr. Thomas Kosasa	78	Director
R. Scott Holbrook	76	Director

The directors will be divided among the three (3) classes as follows:

●	the Class I directors will be Thomas Kosasa, Eric Casaburi and Scott Holbrook and their terms will expire at the annual meeting of stockholders to be held in 2024;

●	the Class II directors will be Erkan Akyuz, Dr. Julianne Huh and Robert Golden, and their terms will expire at the annual meeting of stockholders to be held in 2025; and

●	the Class III directors will be Dr. Jeffrey Yu and Paul Casey, and their terms will expire at the annual meeting of stockholders to be held in 2026.

Each director will hold office until his or her term expires at the annual meeting of stockholders for such director’s class or until his or her death, resignation, removal or the earlier termination of his or her term of office. Effective upon Closing, each of Barry Anderson, Firdauz Edmin bin Mokhtar, Syed Musheer Ahmed, and Annie Damit Undikai resigned as directors and/or officers of Data Knights.

2022 Equity Incentive Plan

At the Special Meeting, Data Knights shareholders considered and approved the OneMedNet Corporation 2022 Equity Incentive Plan (the “Plan”) and reserved an amount of shares of common stock equal to 10% of the number of shares of common stock of OneMedNet following the Business Combination for issuance thereunder. The Plan was approved by the OneMedNet pre-Closing board of directors on October 17, 2023. The Plan became effective immediately upon the Closing of the Business Combination.

A more complete summary of the terms of the Plan is set forth in the Proxy Statement/Prospectus declared effective by the SEC on September 22, 2023 in the section titled “The Incentive Plan Proposal (Proposal 6).” That summary and the foregoing description are qualified in their entirety by reference to the text of the Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Employment Agreements

In connection with the Closing of the Business Combination, the Company has entered into employment agreements (the “Employment Agreements”) with executive officers: Aaron Green (President), Lisa Embree (Chief Financial Officer), and Paul Casey (Chief Executive Officer). The Employment Agreements provide for at-will employment that may be terminated by the Company with or without cause, by the executive with or without good reason, or mutually terminated by the parties.

The Employment Agreement for Mr. Aaron Green provides for $350,000 annual salary, eligibility to receive an annual cash performance bonus of $175,000 upon his achievement of the performance goals set by the Company’s CEO and Board of Directors, eligibility to receive 3% of the Company’s outstanding shares at Closing, as part of the Company’s Restricted Stock Unit Plan, which would vest over a five-year period. In the event that his employment is terminated by the Company without Cause (as defined in the Employment Agreement), or is terminated by Mr. Green for Good Reason (as defined in the Employment Agreement), after six months of employment, and he signs and does not revoke a standard release of claims with the Company in a form reasonably satisfactory to the Company’s Board of Directors (a “Release”), which Release becomes irrevocable no later than sixty (60) days (the “Release Deadline”), after the date of his termination of employment (the “Termination Date”) he will be entitled to the following severance payment, as follows: (a) if the Termination Date is after six (6) months’ of employment, but before he has completed 12 months’ of employment, he will receive three (3) months’ salary; and (b) if the Termination Date is after 12 months’ employment he will receive six (6) months’ salary. If the Release does not become effective and irrevocable by the Release Deadline, he will forfeit any right to severance.

The Employment Agreement for Ms. Lisa Embree provides for $225,000 annual salary, eligibility to receive an annual cash performance bonus of twenty-five percent (25%) of her annual salary upon her achievement of the performance goals set by the Company’s CEO and Board of Directors, eligibility to receive 13% of the Company’s outstanding shares at Closing, as part of the Company’s Restricted Stock Unit Plan, which would vest over a three-year period. In the event that her employment with the Company is terminated by the Company without Cause (as defined in the Employment Agreement) or is terminated by Ms. Embree for Good Reason (as defined in the Employment Agreement) she will receive 6 months’ salary as a Severance Payment.

The Employment Agreement for Mr. Paul Casey provides for $144,000 annual salary, eligible to receive 147,000 shares of stock upon the successful fundraising of an amount equal to or greater than $5,000,000 and, as part of the Company’s Restricted Stock Unit Plan, further equity will be rewarded to Mr. Casey subject to the approval of the Company’s Board of Directors. In the event that his employment with the Company is terminated by the Company without Cause (as defined in the Employment Agreement) or is terminated by Mr. Casey for Good Reason (as defined in the Employment Agreement) he will receive six (6) months’ salary as a Severance Payment.

This summary is qualified in its entirety by reference to the text of the employment agreements, which are included as Exhibits 10.8 and 10.9 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On November 9, 2023, the Company adopted a new Code of Business Conduct and Ethics that applies to all of its employees, officers and directors, including its Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of OneMedNet’s Code of Business Conduct and Ethics is available in Exhibit 14.1 filed hereto. In addition, a copy of the Code of Ethics will be provided without charge upon request to us in writing at 385 Old Shady Oak Road, Suite #250, Eden Prairie, MN 55344.

The adoption of the Code of Business Conduct and Ethics did not relate to or result in any waiver, explicit or implicit, of any provision of the previous Code of Conduct. Any waivers under the Code of Business Conduct and Ethics will be disclosed on a Current Report on Form 8-K or as otherwise permitted by the rules of the SEC and Nasdaq (or other stock exchange on which OneMedNet’s securities are then listed).

Item 5.06.	Change in Shell Company Status.

As a result of the Business Combination, Data Knights ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus declared effective by the SEC on September 22, 2023 in the sections titled “The Business Combination Proposal (Proposal 1),” which is incorporated herein by reference. The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.06.

Item 7.01	Regulation FD Disclosure.

On November 7, 2023, the Company issued a press release announcing the consummation of the Business Combination. A copy of the press release is filed as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

The Company’s common stock is listed for trading on the Nasdaq Capital Market under the symbol “ONMD” and the public warrants are listed for trading on the Nasdaq Capital Market under the symbol “ONMDW.”

Item 9.01.	Financial Statement and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of OneMedNet for the years ended December 31, 2022 and 2021, together with the notes thereto, are included in the Proxy Statement/Prospectus filed with the Proxy Statement/Prospectus declared effective by the SEC on September 22, 2023 beginning on page F-48, and are incorporated herein by reference. The unaudited financial statements of OneMedNet for the six months ended June 30, 2023 under the heading “Selected Financial and Other Data of OneMedNet” on page 47 in the Proxy Statement/Prospectus declared effective by the SEC on September 22, 2023, are incorporated herein by reference. In addition, the Unaudited Pro Forma Condensed Combined Financial Statements are included as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

(b) Pro forma financial information.

Information responsive to Item 9.01(b) of Form 8-K is set forth in the unaudited pro forma financial statements, included which are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

2.1†	Agreement and Plan of Merger, dated April 25, 2022, by and among Data Knights, Merger Sub, Sponsor, OneMedNet, and Paul Casey (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K, filed with the SEC on April 25, 2022).

3.1*	Third Amended and Restated Certificate of Incorporation of OneMedNet Corporation.

3.2*	Amended and Restated Bylaws of OneMedNet Corporation.

4.1	Warrant Agreement, dated May 6, 2021, by and between Continental Stock Transfer & Trust Company and the Company (incorporated by reference to Exhibit 4.3 to the Company’s Form S-1/A, filed with the SEC on April 7, 2021).

4.2	Specimen Unit Certificate (incorporated by reference to Exhibit 4.1 to the Company’s Form S-1/A, filed with the SEC on April 7, 2021).

4.3	Specimen Class A Common Stock Certificate (incorporated by reference to Exhibit 4.2 to the Company’s Form S-1/A, filed with the SEC on April 7, 2021).

4.4	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Company’s Form S-1/A, filed with the SEC on April 7, 2021).

10.1+	Form of OneMedNet Corporation 2022 Equity Incentive Plan (incorporated by reference to Annex D to the proxy statement/prospectus which is part of the Registration Statement on Form S-4 declared effective by the SEC on September 22, 2023).

10.2	Form of Registration Rights Agreement by certain OneMedNet equity holders (included as Exhibit G to Annex B to the proxy statement/prospectus).

10.3	Lockup Agreement by certain OneMedNet equity holders (included as Exhibit C to Annex B to the proxy statement/prospectus).

10.4	Sponsor Lock-up Agreement (as incorporated by reference to Exhibit B of Exhibit 2.1 to the Company’s Form 8-K, filed with the SEC on April 25, 2022).

10.5	Letter Agreement, dated May 6, 2021, by and between Data Knights, the initial security holders and the officers and directors of the Data Knights (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K, filed with the SEC on May 11, 2021)

10.6	Voting Agreement incorporated by reference to Form 8-K filed April 25, 2022 which is included as Appendix A to Exhibit 2.2.

10.7	Sponsor Support Agreement Voting Agreement. (incorporated by reference to Exhibit B to Annex B to the proxy statement/prospectus filed by Data Knights Acquisition Corp.).

10.8*+	Employment Agreement between OneMedNet Corporation and Aaron Green, President.

10.9*+	Employment Agreement between OneMedNet Corporation and Lisa Embree, Chief Financial Officer.

10.10*+	Employment Agreement between OneMedNet Corporation and Paul Casey, Chief Executive Officer.

10.11*	Securities Purchase Agreement dated June 28, 2023 with OneMedNet Corporation.

14.1*	Code of Ethics

21.1	Subsidiaries of the Registrant incorporated by reference to Exhibit 21.1 to the Company’s Form S-4, filed with the SEC on September 21, 2023).

99.1*	Unaudited Pro Forma Condensed Combined Financial Statements for OneMedNet Corp for the six months ended June 30, 2023 and 2022.

99.2*	Unaudited pro forma condensed consolidated combined financial information for the six months ended June 30, 2023 and for the year ended December 31, 2022.

99.3*	Management’s Discussion and Analysis of Financial Condition and Results of Operations for OneMedNet Corp for the six months ended June 30, 2023 and 2022.

99.4*	Press Release (incorporated by reference to Exhibit 99.1 to Form 8-K filed by OneMedNet Corporation with the SEC on November 8, 2023).

99.5*	Press Release dated November 9, 2023

99.6*	Press Release dated November 10, 2023

*	Filed herewith
+	Indicates a management or compensatory plan.
†	Schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Registration S-K. The Registrant hereby agrees to furnish a copy of any omitted schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEMEDNET CORPORATION

Date: November 13, 2023
	By:	/s/ Paul J. Casey
	Name:	Paul J. Casey
	Title:	Chief Executive Officer